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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)        December 15, 2003
                                                        ------------------




                           YELLOW ROADWAY CORPORATION
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             (Exact name of registrant as specified in its charter)




 Delaware                           0-12255                  48-0948788
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(State or other jurisdiction       (Commission             (IRS Employer
     of incorporation)             File Number)          Identification No.)




                  10990 Roe Avenue, Overland Park, Kansas 66211
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               (Address of principal executive offices) (Zip Code)




Registrant's telephone number, including area code     (913) 696-6100
                                                     -------------------




                               Yellow Corporation
                               ------------------
         (Former name or former address, if changed since last report.)


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Financial statements of businesses acquired.
                  Not applicable

         (b)      Pro forma financial information.
                  Not applicable

         (c)      Exhibits.
                  99.1     Press Release dated December 15, 2003.


Item 9.  Regulation FD Disclosure

Yellow Roadway Corporation today announced the results of the cash election process related to the acquisition of Roadway Corporation by Yellow Corporation, which was completed on December 11, 2003.

The foregoing is qualified by reference to Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Information in this Current Report that is being furnished pursuant to Item 9 shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information furnished pursuant to Item 9 in this Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in Item 9 of this Current Report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information Item 9 of this Current Report contains is material investor information that is not otherwise publicly available.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  YELLOW ROADWAY CORPORATION
                                           -------------------------------------
                                                     (Registrant)

Date:    December 15, 2003                 By: /s/   Stephen L. Bruffett
     --------------------------            -------------------------------------
                                           Stephen L. Bruffett
                                           Vice President and Treasurer